Financial Professional:

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Gateway Fund
Average Annual Total Returns
As of November 30, 2006

One Year 9.68%
Five Years 5.70%
Ten Years 6.73%
From January 1, 1988 9.10%

Average Annual Total Returns
As of September 30, 2006

One Year 7.96%
Five Years 6.16%
Ten Years 6.82%
From January 1, 1988 9.07%

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

Data Source: Gateway Investment Advisers, L.P.

Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries. Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund.

Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data used. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

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If you have any questions regarding the Fund, please don't hesitate to contact me.

Jane Marko
Marketing
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339 extension 443

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This transmission is intended for the sole use of the individual or entity to whom it is addressed, and may contain information that is privileged, confidential and/or exempt from disclosure under applicable law. You are hereby notified that any dissemination, distribution or duplication of this transmission by someone other than the intended addressee or its designated agent is strictly prohibited. If your receipt of this transmission is in error, please notify Gateway Investment Advisers, L.P. immediately at 1-800-354-6339, or by reply to this transmission.

TO:	FINANCIAL PROFESSIONALS
FROM:	WALTER G. SALL
DATE:	DECEMBER 6, 2006
SUBJECT:	GATEWAY FUND IN NOVEMBER — HOLDING THE COURSE

•	GATEWAY FUND CONTINUES TO POST STRONG MONTHLY RETURNS, EARNING 1.00% IN NOVEMBER

•	S&P 500 INDEX RIDES CORPORATE EARNINGS REPORTS AND DELIVERS A MONTHLY RETURN OF 1.90% IN NOVEMBER

•	LEHMAN BROTHERS U. S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX DELIVERS 0.91% IN NOVEMBER AS BOND MARKETS PIN HOPES ON FALLING INTEREST RATES

•	VISIT US ON THE WEB AT www.gatewayfund.com

	MONTH OF NOVEMBER	YEAR-TO-DATE AS OF NOVEMBER 30, 2006
GATEWAY FUND	1.00%	9.70%
Lehman Brothers U. S. Intermediate Government/Credit Bond Index	0.91%	4.51%
S&P 500 Index	1.90%	14.19%

MONTH OF NOVEMBER
The blue chip rally continued in November as the Dow Jones Industrial Average hit successive new highs above 12,000. November also exhibited further recovery in the S&P 500 Index. The Gateway Fund efficiently delivered cash flow from option premiums and dividends, producing a total return of 1.00%. The Fund was again able to overcome the dampening effects of low volatility and post a historically above-average monthly return in November.

•
The S&P 500 Index advanced smartly delivering a total return of 1.90% in November as investors anticipated the possibility of declining interest rates in 2007. The elections and escalating violence in Iraq did not deflect investors’ attention from a continuing flow of favorable economic news which helped propel the S&P 500 Index.

•
Bonds, as represented by the Lehman Brothers U. S. Intermediate Government/Credit Bond Index, delivered a total return of 0.91% in November. This return included a small increase in bond prices as fixed income investors anticipated slower economic growth and reduced demand for capital in 2007. The yield curve continued to be flat to inverted, signaling a hope in the bond market for future interest rate decreases by the Federal Reserve Open Market Committee.

•
As of November 30, 2006, the Fund was fully hedged with index call options at an average strike price more than 2.5% in-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 10.0% and 12.5% out-of-the-money. These combined positions resulted in a lower-than-normal risk profile for the Fund as of November 30.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND IN NOVEMBER — HOLDING THE COURSE
DATE:	DECEMBER 6, 2006
PAGE:	TWO

TRAILING TWELVE MONTHS
The last twelve months have unfolded in typical stock market fashion — predictably unpredictable. Following a strong January return of 2.65%, the S&P 500 Index languished, and from February 1 through July 31, 2006, posted a return of only 0.68% for this six-month period. However, in late summer, it picked up the pace, and for the trailing twelve-month period ended November 30, 2006, posted a return of 14.23%. By comparison, the Gateway Fund has been remarkably steady throughout the period.

RISK/RETURN COMPARISON
December 1, 2005 to November 30, 2006

	Gateway Fund	Lehman Bros. U.S. Intermediate Government/Credit Bond Index	S&P 500 Index

Return	9.68%	5.16%	14.23%
Risk *	2.42%	1.82%	5.76%
* standard deviation of monthly total returns

As illustrated above, the Gateway Fund has thus achieved 68% of the return of the S&P 500 Index with 42% of the investment volatility, as measured by standard deviation. When compared to bonds, a small 60 basis point increase in volatility, as measured by standard deviation, has yielded an incremental increase in return of 4.52%. Positioned as a core investment, the Fund has continued to perform as expected over the last twelve months.

GATEWAY FUND ESTIMATED 2006 DISTRIBUTIONS

As the end of 2006 approaches, estimated income dividend and capital gain information for the Fund is now posted on the Fund’s website (www.gatewayfund.com) on the “What’s New” page. Distribution information is also available by calling 800.354.6339 and selecting option 5.

As of December 6, 2006, the Gateway Fund anticipates net investment income sufficient to support a year-end qualified ordinary income dividend estimated at $0.25 per share. No year-end capital gain distributions are currently anticipated. It is important to realize that these are estimated figures and the amounts can change substantially up until the last day of the year.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND IN NOVEMBER — HOLDING THE COURSE
DATE:	DECEMBER 6, 2006
PAGE:	THREE

AVERAGE ANNUAL TOTAL RETURNS as of November 30, 2006
	Gateway Fund	Lehman Bros. U.S. Intermediate Government/Credit Bond Index	S&P 500 Index

One Year	9.68%	5.16%	14.23%
Three Years	7.41%	3.33%	11.78%
Five Years	5.70%	4.50%	6.08%
Ten Years	6.73%	5.78%	8.05%
Since 1/1/88	9.10%	7.08%	12.11%

Average Annual Total Returns
as of September 30, 2006

Gateway Fund
One Year	7.96%
Three Years	7.58%
Five Years	6.16%
Ten Years	6.82%
Since 1/1/88	9.07%

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. At times the Gateway Fund may not own any put options, resulting in increased exposure to a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND IN NOVEMBER — HOLDING THE COURSE
DATE:	DECEMBER 6, 2006
PAGE:	FOUR

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.

Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 410.785.4033 Fax 410.785.0441